UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2010

CYCLACEL PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500 Berkeley Heights, NJ	07922
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 517-7330

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On August 13, 2010, Cyclacel Pharmaceuticals, Inc. (the “Company”) issued a press release announcing that it will be holding a special stockholders’ meeting on October 4, 2010 at which holders of record of its 6% Exchangeable Convertible Preferred Stock (the “Preferred Stock”) as of the close of business on September 15, 2010 will be entitled to elect two directors. Pursuant to the Company’s bylaws, any holder of at least 10% of the issued and outstanding Preferred Stock has the right to nominate directors to fill the two director positions, which nominations must be received by the Company’s Secretary prior to the close of business on August 23, 2010. A copy of the press release is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibit is furnished with this Report:

Exhibit No.	Description

99.1	Press Release dated August 13, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

By:	/s/ Paul McBarron

Name: Title:	Paul McBarron Executive Vice President—Finance, Chief Financial Officer and Chief Operating Officer

Date: August 13, 2010